Summary prospectus

Delaware VIP® Total Return Series — Service Class

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Before you invest, you may want to review the Series’ statutory prospectus (and any supplements thereto), which contains more information about the Series and its risks. You can find the Series’ statutory prospectus and other information about the Series, including its statement of additional information and most recent reports to shareholders, online at delawarefunds.com/dcio/literature. You can also get this information at no cost by calling 800 523-1918. The Series’ statutory prospectus and statement of additional information, both dated Oct. 4, 2019 (and any supplements thereto), are incorporated by reference into this summary prospectus.

What is the Series’ investment objective?

Delaware VIP Total Return Series seeks to provide sustainable current income with potential for capital appreciation with moderate investment risk.

What are the Series’ fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	Service
Management fees	0.65%
Distribution and service (12b-1) fees	0.30%
Other expenses	0.22%
Total annual series operating expenses	1.17%
Fee waivers and expense reimbursements	(0.01%)[1]
Total annual series operating expenses after fee waivers and expense reimbursements	1.16%

[1]

The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual series operating expenses from exceeding 1.16% of the Series’ average daily net assets from Oct. 4, 2019 through Oct. 31, 2021. These waivers and reimbursements may only be terminated by agreement of the Manager and the Series.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects

Summary prospectus

the Manager’s expense waivers and reimbursements for the 2-year contractual period and the total operating expenses without waivers for years 3 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Service
1 year	$118
3 years	$370
5 years	$642
10 years	$1,419

Portfolio turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in the annual series operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Predecessor Series’ (defined below) portfolio turnover rate was 68% of the average value of its portfolio.

What are the Series’ principal investment strategies?

The Series allocates its assets among stocks (US and foreign companies), bonds and money market instruments. The Series does not use a fixed formula for allocating investments between stocks and bonds. While the percentage of assets allocated to each asset class is flexible rather than fixed, the Series normally invests at least 50% of its net assets in stocks and convertible securities with the remainder in bonds, cash and money market instruments. The percentages may change due to, among other things, market fluctuations or reallocation decisions by the Series’ Manager.

In connection with the determination of the Series’ allocation ranges, the Series’ Manager considers various factors, including existing and projected market conditions for equity and fixed income securities. Once the asset allocation for bonds, stocks and money market instruments has been set, the Manager uses fundamental research and analysis to determine which particular investments to purchase or sell. The percentage allocations within the above ranges may change due to, among other things, market fluctuations or reallocation decisions by the Manager. Reallocations outside of the above ranges are expected to occur infrequently. In addition, the Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited (MIMGL), and Macquarie Funds Management Hong Kong Limited (MFMHKL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

The Series may permit its affiliates, MIMGL and MFMHKL, to execute Series security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The Series’ investments in stocks are normally diversified among common stocks of large-, mid- and small-size companies that offer the potential for capital growth, current income, or both. In selecting stocks, the Manager considers, among other things, the issuer’s financial strength, management, earnings growth potential and history (if any) of paying dividends.

The Series’ investments in bonds are primarily diversified among different types of bonds and other debt securities, including corporate bonds, US Government securities and mortgage-backed and other asset-backed securities. The Manager selects bonds by first considering the outlook for the economy and interest rates, and thereafter, a particular security’s characteristics. The Manager may sell a security if it becomes fully valued, its fundamentals have deteriorated, alternative investments become more attractive or if it is necessary to rebalance the portfolio. The Series does not impose any maturity, duration or ratings limits on the Manager’s investments in bonds.

The Series may also invest in high yield, below investment grade corporate bonds (commonly known as “high yield” or “junk bonds”). High yield bonds include bonds that are rated below Baa3 by Moody’s Investors Service, Inc. or below BBB- by Standard & Poor’s as well as unrated bonds that are determined by the Manager to be of equivalent quality. The Manager will consider ratings assigned by ratings agencies in selecting high yield bonds, but rely principally on their own research and investment analysis. In managing the high yield, below investment grade corporate bond portion of the Series, the Manager focuses on investments they believe can generate attractive and consistent income. The Manager may sell a bond when it shows deteriorating fundamentals or it falls short of the Manager’s expectations. The Series may invest in credit-linked securities, provided that no more than 10% of the Series’ net assets are invested in credit-linked securities.

In addition, the Manager may also invest in active or passive exchange-traded funds (ETFs) that could expose the Series to high yield securities.

The Series may also invest in real estate related companies and real estate investment trusts (REITs).

The Series may also invest in US Treasury futures and options on US Treasury futures to hedge against changes in interest rates.

The Series may invest 20% of its net assets in derivatives, including but not limited to, options, futures, forwards, and swaps. The Manager will invest in derivatives for the purpose of gaining market exposure, hedging, generating income through option overwriting, and to facilitate foreign currency transactions. Under normal conditions, the Series will not invest more than 20% of its assets or the economic equivalent in derivatives instruments.

What are the principal risks of investing in the Series?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. The Series’ principal risks include:

Market risk — Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations. Similarly, bond prices fluctuate in value with changes in interest rates, the economy and circumstances directly involving issuers. Adverse market events may lead to increased redemptions, which could cause the Series to experience a loss or difficulty in selling securities to meet redemptions. Certain investments may be difficult or impossible to sell at a favorable time or price when the Series requires liquidity to make redemptions.

Active management and selection risk — The risk that the securities selected by a series’ management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Allocation risk — The Series may allocate assets to investment classes that underperform other classes. For example, the Series may be overweighted in stocks when the stock market is falling and the bond market is rising.

Credit risk — A debt issuer may become unable or unwilling to pay interest or principal when due. The prices of debt securities are affected by the credit quality of the issuer  and, in the case of mortgage-backed and other asset-backed securities, the credit quality of the underlying loans. Securities issued by US Government-sponsored enterprises are supported only by the credit of the issuing entity.

Interest rate risk — In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases. Securities with longer maturities and durations are generally more sensitive to interest rate changes.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Prepayment and extension risk — When interest rates decline, borrowers tend to refinance their loans and the loans that back mortgage-backed and other asset-backed securities suffer a higher rate of prepayment. This could cause a decrease in the Series’ income and share price. Conversely, when interest rates rise, borrowers tend to repay their loans less quickly, which will generally increase both the Series’ sensitivity to rising interest rates and its potential for price declines.

Mid-size and small-size company risk — The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations. At times, it may be difficult to sell mid- to small-size company stocks at reasonable prices.

Derivatives risk — Investments in US Treasury futures and options on US Treasury futures to hedge against changes in interest rates involve risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if these techniques had not been used. Investments in derivatives can increase the volatility of the Series’ share price and may expose it to significant additional costs. Derivatives may be difficult to sell, unwind, or value.

Summary prospectus

Foreign securities risk — There are special risk factors associated with investing in foreign securities, including the risks of fluctuations in exchange rates, potential political and economic instability, differing accounting and financial reporting standards or inability to obtain reliable financial information regarding an issuer's financial condition, less stringent regulation and supervision of foreign securities markets, custodians and securities depositories, and potential capital restrictions. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government and some foreign governments may default on principal and interest payments. To the extent the Series significantly invests in securities of a single country or region, it is more likely to be affected by events or conditions of that area. As a result, it may be more volatile than a more geographically diversified fund.

Real estate industry risk — This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REIT risk — In addition to the risks associated with the real estate industry, which include declines in the real estate market, decreases in property revenues and increases in property taxes and operating expenses, REITs are subject to additional risks, including those related to adverse governmental actions, declines in property value, and the potential failure to qualify for federal tax-free “pass-through” of distributed net income and net realized gains and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, investments in REITs may be volatile. REITs are pooled investment vehicles with their own fees and expenses, and the Series will indirectly bear a proportionate share of those fees and expenses.

Exchange-traded funds risk — The risks of investing in an ETF typically reflect the risks of the types of instruments in which the ETF invests. In addition, because ETFs are investment companies, the Series will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Series’ expenses may be higher and performance may be lower.

Liquidity risk — Certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may cause the Series’ investments to become less liquid and subject to erratic price movements. High yield securities and loans tend to be less liquid. Floating rate loans generally are subject to legal or contractual restrictions on resale and may trade infrequently. Bonds also may be less liquid because of potential delays in the settlement process or restrictions on resale.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

How has Delaware VIP® Total Return Series performed?

The bar chart and table below provide some indication of the risks of investing in the Series by showing the predecessor performance of the Series’ Standard Class shares. The Series’ Standard Class shares have adopted the performance of the First Investors Life Series Total Return Fund (Predecessor Series) as the result of a reorganization of the Predecessor Series into the Series which was consummated after the close of business on Oct. 4, 2019 (Reorganization). The Series had not yet commenced operations prior to the Reorganization. Service Class share performance data is not provided because Service Class shares commenced operations as of the date of this Prospectus. Service Class share performance will appear in a future version of this Prospectus after Service Class shares have annual returns for one complete calendar year. Service Class share performance would be lower than Standard Class share performance because of the 12b-1 fees applicable to Service Class shares. The bar chart shows changes in the performance of the Predecessor Series from year to year and shows how the Predecessor Series’ average annual total returns for the 1-year, 5-year, and lifetime periods compare with those of a broad measure of market performance. The Predecessor Series’ past performance (before and after taxes) is not necessarily an indication of how the Series will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.

The returns shown for periods ending on or prior to Oct. 4, 2019 are those of the Predecessor Series. The returns of the Series will be different from the returns of the Predecessor Series as they have different expenses.

Updated performance information is available by calling 800 523-1918 or by visiting our website at delawarefunds.com/dcio/performance.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Calendar year-by-year total return (Standard Class)

During the periods illustrated in this bar chart, the Series’ highest quarterly return was 6.04% for the quarter ended March 31, 2013, and its lowest quarterly return was -8.69% for the quarter ended Dec. 31, 2018.

Average annual total returns for periods ended December 31, 2018

	1 year	5 years	Life of Series
Standard Class (Inception Date: 12/17/12)	-7.65%	2.78%	4.87%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-4.38%	8.49%	12.02%
60% S&P 500® Index/40% Bloomberg Barclays US Aggregate Index (reflects no deduction for fees, expenses or taxes)	-2.35%	6.24%	8.05%*
Bloomberg Barclays US Aggregate Index (reflects no deduction for fees, expenses, or taxes)	0.01%	2.52%	1.74%
ICE BofAML US Corporate, Government & Mortgage Index (reflects no deduction for fees, expenses or taxes)	0.00%	2.61%	1.76%

* As of 12/31/12

Who manages the Series?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Babak “Bob” Zenouzi	Senior Vice President, Chief Investment Officer — Real Estate Securities and Income Solutions (RESIS)	October 2019
Damon J. Andres, CFA	Vice President, Senior Portfolio Manager	October 2019

Sub-advisors

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Macquarie Investment Management Europe Limited (MIMEL)

Macquarie Investment Management Global Limited (MIMGL)

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Summary prospectus

Purchase and redemption of Series shares

Shares are sold only to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as an insurance company), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SMPR-VIP-857 [12/31] [10/19]